Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Amendment No. 1 to the Annual Report on Form 20-F of Distribución y Servicio D&S S.A (the “Company”) for the year ended December 31, 2005 as filed with the U.S. Securities and Exchange Commission on June 30, 2006 (the “Report”), Miguel Núñez Sfeir, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Miguel Núñez Sfeir

	By:	Miguel Núñez Sfeir
	Title:	Chief Financial Officer
Date: October 20, 2006